Exhibit 99.1

Investor Presentation November 2006 Update

Michael Lister

Chairman and Chief Executive Officer

Mark Heimbouch

Chief Financial Officer

10/31/06

1

Important Disclosure

Certain statements in this presentation including, but not limited to, those relating to office growth, territory sales, share repurchase programs, financial estimates and future growth opportunities are “forward-looking” statements within the meaning of Federal securities laws. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. These factors include, without limitation:

The Company’s ability to achieve the same level of growth in revenues and profits that it has in the past;

Government initiatives that simplify tax return preparation or reduce the need for a third party tax return preparer, improve the timing and efficiency of processing tax returns or decrease the number of tax returns filed or reduce the size of tax refunds;

Government legislation and regulation of the tax preparation industry and related financial products and services offered or facilitated, including refund anticipation loans;

The Company’s exposure to litigation;

The success of the Company’s franchise operations;

Changes in the Company’s relationships with financial product providers that could affect our ability to facilitate the sale of financial products;

Changes in the Company’s relationships with retailers that could affect our growth and profitability;

The seasonality of the Company’s business and its effect on our stock price

The Company’s compliance with revolving credit facility covenants; and,

The effect of market conditions, general conditions in the tax return preparation industry or general economic conditions.

Additional information concerning these and other risks that could impact the Company’s business can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2006 and other public filings with the Securities and Exchange Commission. Copies are available from the SEC or the Jackson Hewitt website. The Company assumes no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation provides certain financial information which has been adjusted from the Company’s historical financial statements prepared in accordance with generally accepted accounting principles. Management believes this presentation is important to help the reader understand the underlying trends of the business and the impact on the Company’s results of significant items affecting income from operations.

The information contained herein is not disclosed in connection with an offer to sell or the solicitation of an offer to buy a franchise. Any such offer or solicitation is made only through our uniform franchise offering circular and only in jurisdictions where such offers are lawful.

2

Company Background

Leading nationwide franchisor of full-service, individual federal and state income tax preparation

2006 Highlights	2006 Growth
Over 6,000 offices (89% franchised)	+10%
3.7 million customers	+10%
Total revenues of $273.7 million*	+23%
Net income of $60.8 million*	+32%
Diluted earnings per share of $1.67*	+37%
*	Total revenues, net income and diluted earnings per share as adjusted. Full reconciliation of adjustments provided in Appendix.
3

Company Performance Since

2004 Initial Public Offering

4

Consistently Strong Financial Performance

Total Revenues

$300 $250 $200 $150 $100 $50 $0

+19%

CAGR

2004 2005 2006

Net Income

$70 $60 $50 $40 $30 $20 $10 $0

+35%

CAGR

2004 2005 2006

Diluted Earnings Per Share

$1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

+38%

CAGR

2004 2005 2006

All figures in millions (except diluted earnings per share) and as adjusted. Full reconciliation of adjustments provided in Appendix.

5

Commitment To Shareholder Value

June 2004 IPO at $17.00 per share ($638 million equity value)

Dividend increased in each of first two years since IPO

(cumulative increase of 71%)

Share repurchase programs:

Jackson Hewitt has returned to shareholders over $160 million since its IPO in 2004, delivering over 100% of the prior year net income in each of the past two years

$61 million repurchased in calendar year 2005

$75 million repurchased in calendar year 2006

$200 million multi-year program announced October 2006

6

Competitive Landscape

7

A Leading Player in Large Market

U.S. Tax Return Market

1997 - Total U.S. Market

121 Million Tax Returns

2006 - Total U.S. Market

135 Million Tax Returns (Est.)

Self Prepared

50%

60mm

Paid Prepared

50%

61mm

Self Prepared

39%

53mm

Paid Prepared

61%

82mm

2006 - Total Paid Preparer Segment

82 Million Returns

H&R Block

19%

Other

77%

Jackson Hewitt

4%

Sources: Total paid preparer segment percentage based on IRS data as of May 5, 2006. H&R Block percentage based on 15.7 million total retail operations clients served per June 7, 2006 H&R Block press release.

8

Profitable and High-Growth Business Model

Tax Return Growth

Jackson Hewitt Tax Returns (000s)

4,000 3,500 3,000 2,500 2,000 1,500 1,000 500

JTX: 15% CAGR

IRS: 1% CAGR

1999 2000 2001 2002 2003 2004 2005 2006

4.0% 2.0% 0.0% -2.0%

IRS Tax Return Growth

JTX Tax Returns (‘000s)	1,365	1,772	2,212	2,525	2,826	3,135	3,320	3,658
IRS Tax Return Growth	1.9%	1.8%	1.9%	0.7%	-0.2%	0.5%	1.3%	1.2% Est.*

* Jackson Hewitt estimate based on IRS published data

2006 Tax Season Review

2006 Tax Season

Drivers of Growth

Targeted location expansion in under-penetrated territories

Refocused marketing strategy with new advertising campaign

Enhanced products and services

Tax Return Volume Growth of 10% and Same Store Volume Growth of 6% in 2006

Growth Opportunities for 2007 and Beyond

Multiple Opportunities for Growth

Drivers of Growth

Increase the number of offices in existing territories

Increase the number of tax returns per office as offices mature

Increase the number of offices through the sale of new territories

Multiple Opportunities for Growth

Further Penetration of Existing Territories

% of Territories in Each Category

46%

41%

38%

1

2004 2005 2006

Average 2 offices per territory

29%

25%

21%

3

Offices per Territory

Company penetrates deeper into existing territories while expanding into new territories

* % of territories with 2 offices were 33%, 34% and 33% in 2004, 2005 and 2006, respectively.

Multiple Opportunities for Growth

Office Maturation

2006 Average Tax Returns Per Office

784

547

444

343

235

Office Age

1 2 3 4 5+

	Average Number Of Tax Returns By Type Of Location
Storefront Location	260	392	547	611	882
Retail-Partner Location	154	245	305	371	440

Average number of tax returns increases as office matures; More than 50% of offices are less than 5 years old.

Multiple Opportunities for Additional Growth

Expanding Our Franchise Network

1/3 of territories remain available, including populous states such as: New York, California, Michigan, Massachusetts, and Pennsylvania

200+ territories sold in each of past several years

About 75% of territories historically sold to existing franchisees

New entrepreneurs attracted to franchise business model

1/3

Territories Available

Approx. 5,000 potential new offices*

2/3

Territories Unavailable

Approx. 3,000 potential new offices*

Ranked within Top 5 Best Franchise Overall 6 out of 8 years

- Entrepreneur Magazine’s “Annual Top 500 Franchises”

* Assuming 3 offices per territory.

Fiscal 2007

Year-To-Date Review

Year-To-Date Review

Prepare for tax season and continue return to shareholders

Sold 75 territories in Q1-2007

On target for approximately 200 territory sales in 2007 (affirmed as of Q1 earnings call) and in line with prior experience

Announced and completed $75 million share repurchase program

Announced new $200 million, multi-year share repurchase program

Financial Drivers That Have Driven Success

Profitable & High-Growth Business Model

Simple Business Model

A x B x C = D

Franchisees & Company-Owned Offices

Franchise Tax Returns (3.3 million) x Avg. Revenue Per Tax Return ($178) x Royalty and Mkt. & Adv. Rate (19.2%) =

Royalty and Mkt. & Adv. Revenue ($111 million)

Company-owned Tax Returns (400 thousand) x Avg. Revenue Per Tax Return ($174) =

Service Revenue ($72 million)

Financial Product Fees

New agreements with financial product providers beginning in 2006

Financial Product Fees ($74 million)

Note: Numbers are based on FY 2006 financial results and may not sum due to rounding.

Business Drivers

Several Levers To Drive Revenue Growth

	2004	2005	2006
Same store tax return growth	5%	2%	6%
(volume only)
Revenue per tax return growth	6%	7%	13%
New locations	4%	5%	3%
Conversions & acquisitions	3%	1%	1%
Total revenue growth	18%	15%	23%
GAAP Reconciliation
Other financial product revenue variability impact	2%	(2)%	(5)%
Annual historical GAAP revenue growth	20%	13%	18%

All figures are as adjusted. Full reconciliation of adjustments provided in Appendix.

3-5 Year Financial Targets*

Total Revenues Growth	14% - 19% / year
Income from Operations Margin Growth	50 - 100 bps / year
EPS Growth	20% - 25% / year

These long-term targets have been in place since the IPO and are reaffirmed as of June 28, 2006

* Financial targets based on FY 2006 financial results, as adjusted. Full reconciliation of adjustments provided in Appendix.

The Company intends to update its 3-5 year financial targets after the next fiscal year-end.

Conclusion

Profitable Financial Model

Large and Growing Market

Commitment to Shareholder Value

For more information, please contact:

David J. Kraut

Vice President,

Treasury & Investor Relations

(973) 630-0821

david.kraut@jtax.com

Appendix

Revenue, Net Income and Diluted EPS

(FY 2004, 2005 and 2006 - As adjusted reconciliations)

(Amounts in millions)	2004	2005	2006
Total revenues, as reported	$205.6	$232.5	$275.4
Adjustment:
2005 SBB&T agreement (a)	(13.2)	(10.1)	(1.7)
Total revenues, as adjusted	$192.4	$222.4	$273.7
Net income, as reported	$43.0	$50.0	$58.0
Adjustments:
Change in SBB&T agreement (a)	(13.2)	(10.1)	(1.7)
Stock-based compensation related to IPO	—	4.5	—
Write-off of deferred financing costs (b)			2.7
Litigation settlement charge/(recovery)	10.4	(0.6)	—
Litigation related costs	—	—	3.8
Bad debt reserve adjustment	(2.0)	—	—
Independent public company costs (c)	(4.9)	—	—
Interest expense (c)	(6.3)	—	—
Adj. to as reported provision for (benefit from) income taxes	6.3	2.4	(1.9)
Rounding adjustment	(0.1)	—	—
Net income, as adjusted	$33.2	$46.2	$60.8
Weighted Avg. Shares Outstanding (assumed 2004 at IPO level)	37.5	37.8	36.4
Diluted Earnings Per Share, as reported	$1.15	$1.32	$1.59
Diluted Earnings Per Share, as adjusted	$0.88	$1.22	$1.67

Management believes the above presentation of total revenues, net income and earnings per share on an “as adjusted basis”, which are non-GAAP financial measures, is necessary to reflect the impact of the agreement with Santa Barbara Bank & Trust for the 2005 tax season as if such agreement was in effect for all periods presented as well as to reflect the impact of adjusting certain significant items in the results of operations in order to help investors compare, on an equivalent basis, the Company’s financial results for the current periods presented to its financial results for prior periods presented.

(a) Adjusted to reflect the impact of the Company’s agreement with SBB&T that was effective for the 2005 tax season.

(b) Non-cash charge associated with repayment of $175 million five-year floating rate notes and termination of $100 million five-year credit facility.

(c) Such costs incurred in 2005 (subsequent to the IPO) were included in 2004 results for comparative purposes.